Exhibit 99.2

Cycurion Announces Five New Contracts Totaling $1 Million, Expanding into Commercial Sectors

Strategic Wins in Pharmaceutical and Healthcare Underscore Push into Non-Government Markets with Cyber Shield Solutions

MCLEAN, Va., Oct. 16, 2025 (GLOBE NEWSWIRE) — Cycurion (NASDAQ: CYCU), a leading provider of cybersecurity solutions, today announced the successful closure of five new contracts in September, totaling approximately $1 million in value. These agreements are expected to generate an additional $75,000 in monthly recurring revenue, bolstering the company’s growth trajectory.

The contracts include four in the healthcare and pharmaceutical industries. Cycurion’s established relationship and experience with NACCHO (National Association of County and City Health Officials) played a key role in securing these healthcare-related deals, enabling the company to leverage its expertise in protecting sensitive data and infrastructure in these critical areas.

“This milestone reflects our deliberate strategy, as communicated to the market, to accelerate expansion into commercial and non-government sectors,” said Kevin Kelly, CEO of Cycurion. “By deploying our flagship Cyber Shield products, we’re empowering clients with robust, scalable cybersecurity solutions that address evolving threats. These wins not only validate our approach but also position Cycurion for sustained revenue growth.”

Cyber Shield, Cycurion’s comprehensive suite of cybersecurity tools, offers advanced threat detection, encryption, and compliance features tailored for diverse industries. The new contracts highlight the product’s versatility and market demand beyond traditional government clients.

Cycurion remains committed to innovation and client success, with plans to announce further expansions in the coming quarters.

About Cycurion

Cycurion (NASDAQ: CYCU) is a cybersecurity firm dedicated to safeguarding digital assets through cutting-edge technology and strategic partnerships. With a focus on commercial, healthcare, and government sectors, Cycurion delivers solutions that protect against cyber threats while ensuring regulatory compliance.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, including the John Doe lawsuit, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

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